UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.20579

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported) – January 29, 2016

LITTELFUSE, INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-20388	36-3795742
(State of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631

(Address of Principal Executive Offices) (Zip Code)

Registrant’s Telephone Number, Including Area Code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangement of Certain Officers.

(b)           On February 1, 2016, Littelfuse, Inc. (the “Company”) announced that on January 29, 2016, Philip G. Franklin notified the Board of Directors of the Company of his decision to retire from his position as Executive Vice President and Chief Financial Officer, effective March 31, 2016. Mr. Franklin will remain with the Company through July, 2016 as an employee in an advisory role.

(c)           On February 1, 2016, the Company announced the appointment of Meenal A. Sethna as its Executive Vice President and Chief Financial Officer, effective March 31, 2016. Ms. Sethna, age 46, has served as Senior Vice President, Finance of the Company since May, 2015. Prior to joining the Company, Ms. Sethna served as Vice President and Corporate Controller of Illinois Tool Works Inc., a global manufacturer of industrial products and equipment, from January, 2011 to March, 2015. Prior to that, Ms. Sethna worked for Motorola, Inc. for six years, most recently as Vice President, Finance from 2009 through December, 2010. Ms. Sethna began her career at Baxter International Inc., holding a variety of finance roles during her tenure. Ms. Sethna is a graduate of both the Kellogg School of Management at Northwestern University and the University of Illinois-Urbana, and is a Certified Public Accountant.

In connection with her appointment, on February 1, 2016, the Company entered into a change of control agreement with Ms. Sethna (the “Change of Control Agreement”). The description of the change of control agreements contained in the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 22, 2014 is hereby incorporated by reference. Such description does not purport to be complete and is qualified in its entirety to the Change of Control Agreement, which is filed with this Current Report on Form 8-K as Exhibit 10.1. In addition, Ms. Sethna’s annual base salary was increased to $375,000 and her target bonus was increased to seventy percent (70%) of base salary in connection with her appointment, effective February 1, 2016. Ms. Sethna also remains eligible to participate in all employee benefit plans from time to time in effect for either the Company’s other executive officers or the Company’s employees generally, including the Littelfuse, Inc. Annual Incentive Plan and the Littelfuse, Inc. Long-Term Incentive Plan, which are described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on March 13, 2015.

ITEM 9.01	Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Description of Exhibit
10.1	Change of Control Agreement, effective as of February 1, 2016, between Littelfuse, Inc. and Meenal Sethna.

99.1	Press release dated February 1, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

LITTELFUSE, INC.

Date: February 3, 2016	By:	/s/ Ryan K. Stafford
Ryan K. Stafford
Executive Vice President and Chief Legal and Human Resources Officer

EXHIBIT INDEX

Exhibit No.	Description of Exhibit
10.1	Change of Control Agreement, effective as of February 1, 2016, between Littelfuse, Inc. and Meenal Sethna.

99.1	Press release dated February 1, 2016.